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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

February 3, 1997

To Our Shareholders:

     We are pleased to submit to you our annual report for Cohen & Steers Total Return Realty Fund, Inc. for the year ended December 31, 1996. The net asset value per share at that date was $16.87. During the fourth quarter three $0.08 per share monthly dividends were declared and paid. In addition, a capital gains distribution of $0.05 per share was declared for shareholders of record December 27, 1996 and paid on January 17, 1997.

1996 REVIEW

     By nearly every measure, 1996 was an exceptional year for REITs on both an absolute and relative basis. The Fund's total return for 1996 based on income, realized capital gains and change in net asset value was 34.7%. The 35.3% total return of equity REITs (as measured by the NAREIT Equity REIT index) was the best since 1991, the year that the real estate depression hit bottom, causing REITs to rebound from severely depressed levels. Relative to the stock market, REITs had their best year since 1984, beating the S&P 500 Index total return of 23.0%. Relative to bonds, REITs had their best year since 1979, surpassing the Lehman Brothers Government/Corporate Bond Index total return of 2.9%. These results continue to substantiate the low correlation of returns between REITs and other asset classes, particularly bonds.

     All major property sectors showed outstanding positive returns for the year, with the Office, Hotel and Regional Mall sectors performing best. The strong performance of REITs continues to be influenced by the ongoing real estate recovery and the advantageous position of REITs as property owners, managers and acquirers. Most important from a capital market perspective was that these factors translated into strong earnings growth for the major companies in 1996 and there appears to us to be widespread expectations for continued strong growth of REIT earnings in 1997.

     The rise of REIT share prices is not solely the result of earnings growth, in our opinion. 1996 was the year in which a substantial shift in sentiment and opinion about real estate and REITs took place, and we believe this change will affect the industry for many years. For the first time since the 1980s, real estate returned to favor among both institutional and individual investors, and long-term debt and equity capital began to flow freely. This caused property values to rise across the board, adding another lever to REIT returns by significantly increasing underlying asset values. This favorable capital market environment also enabled the top tier companies to raise and efficiently invest capital. Due to a combination of new issuance and price appreciation, the stock market capitalization of equity REITs rose

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
by 55% in 1996 to $90 billion. The number of equity REITs declined during the year by 7% to 166, indicating an acceleration in the consolidation of the industry and greater concentration of assets among fewer, but in our opinion, stronger companies. Consequently, REIT valuations ended the year at a higher level than when the year began. For example, the average REIT dividend yield, which is the simplest measure of valuation, was 7.4% at the beginning of 1996 and 5.9% at year end.

     Last year was also pivotal with regard to the acceptance of the publicly-traded REIT structure by direct real estate advisors and institutional real estate consultants. They appeared to have finally come to terms with the decline in their traditional businesses and nearly all have adopted a real estate securities effort. We believe that this is primarily the result of their clients' preference for the liquidity, fair pricing and professional practices of the leading public real estate companies. With REITs being the most prominent real estate equity capital raisers and property acquirers in 1996 (as well as having produced consistently superior investment returns), they can no longer be dismissed as incidental to the real estate industry. Rather, they have become the model for creating investor value. For the same reasons, during the year a large number of private real estate companies merged into public companies and a great many property owners transferred their ownership interests in exchange for REIT shares. These are trends which we believe will remain in place for a long time to come.

1997 OUTLOOK

     With real estate fundamentals and the role of REITs firmly in place, we believe that there are essentially two major issues of concern to investors as the year progresses. The first is the ability of REITs as a group to sustain the current higher level of valuation that they now enjoy. The second issue is determining which companies and property sectors are best positioned to outperform in 1997. We believe that the current level of REIT valuations is being affected by the following factors:

     REAL ESTATE FUNDAMENTALS REMAIN POSITIVE. In nearly every property sector and region of the country, the real estate recovery appears to be gathering momentum. Occupancies and rental rates are rising, and the amount of new construction is less than the incremental demand for space. Greater confidence in the stability and growth of real estate, particularly after the depression of the early 1990s, can account for the higher valuation of real estate companies.

     REIT EARNINGS ARE GROWING AT A SUBSTANTIAL RATE. Wall Street analysts estimated that average REIT earnings per share growth was approximately 9% in 1996 and expect further growth of 10% in 1997. The growth estimates are predicated on conservative assumptions regarding occupancies and rental rates plus the contribution of income both from properties acquired last year and those that are expected

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
to be acquired this year. Further, based on trends firmly in place, we expect REIT earnings to grow at a meaningful rate in 1998. This type of growth, in our opinion, warrants a higher level of valuation than REITs have historically enjoyed. As investors become more confident in these prospects, REITs increasingly may be recognized as growth rather than current dividend yield vehicles. This renders the often-made comparison of REITs to bonds and utility stocks less meaningful than ever.

     REIT DIVIDEND GROWTH SHOULD BEGIN TO ACCELERATE. One important result of REIT earnings growth is the growth of REIT dividends. While most REITs have been raising their dividends at least annually, they have done so at a lower rate than the rate of growth of cash earnings per share, resulting in continually decreasing payout ratios. This is almost universally viewed by the investment community as a healthy policy because it permits the company to maintain a record of dividend growth, while at the same time retain more capital for reinvestment. Because REITs, by law, must distribute no less than 95% of their taxable income as dividends, several companies are now unable to reduce their payout ratios any further. These companies must now increase their dividend at the identical rate as their income growth. At the current time only a handful of companies are in this situation but we expect a great many more to reach this point in 1997 and 1998. When investors apply traditional stock valuation measures such as dividend discount models, which emphasize dividend yield and dividend growth, to REITs this group will appear extremely attractive. As this phenomenon becomes more widely recognized it is likely to enable REITs to maintain healthy valuations, in our opinion.

     THE LEADING REITS HAVE DEMONSTRATED STRONG TRACK RECORDS. The last time REIT valuations approached these levels was at year-end 1993, a period when most of today's largest REITs were just coming public. Since that time there have been very few initial public offerings and investors have had a chance to assess and differentiate the abilities, dedication and, most importantly, the performance of all the companies in the industry. Greater investor confidence has naturally led to higher valuations for those companies that have proven themselves to be market leaders and has enabled them to routinely issue low-cost equity. This has also allowed the companies to judiciously access varied forms of debt financing on economic terms that have enhanced earnings and return on equity.

     REITS HAVE PROVEN THEMSELVES UNDER VARIED FINANCIAL MARKET CONDITIONS. REITs have outperformed stocks in five of the past six years and have done so with lower volatility than, and little sensitivity to the broader stock market movements. This was dramatically illustrated last year when, during periods of stock and bond market turbulence, REIT prices remained stable or rose. As a result, REITs have returned to favor among institutions and individuals seeking portfolio diversification. The ongoing demand for REIT shares is likely to help maintain the current, or even higher, level of valuation.

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                                       3

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

     As we begin the new year our investment strategy generally is one that emphasizes those companies we expect to achieve above-average growth in earnings per share, preferably through increases in occupancy and rental rates. Our largest sector weighting is the Regional Mall sector. To the surprise of many this group was among the best performers in 1996 and we expect that to be the case again in 1997. The retail environment today is much improved over the recent past and regional mall tenants are enjoying solid sales increases. As a result there are very few tenant bankruptcies and we believe that both occupancies and rental rates in premier properties will show healthy increases. A new factor this year for the publicly-traded companies is that the private market values of regional malls have declined to a point at which, in combination with REITs' lower cost of capital, a considerable acquisition opportunity has developed. Therefore we expect that regional mall REITs could experience growth well in excess of consensus expectations, which should lead to superior investment performance.

     At the close of a year of extraordinary investment results such as those achieved in 1996 it is important to maintain the perspective that real estate and REITs are not likely to sustain such a high rate of return. However, as we have discussed, our analysis of the investment environment leads us to the conclusion that REITs continue to offer potential risk-adjusted returns that are attractive. Moreover, within the universe of publicly-traded real estate companies there are many that we believe represent outstanding value and have superior growth prospects. These companies dominate our portfolio. While this year may be somewhat more challenging than the last, we are nonetheless confident in our ability to achieve satisfactory investment results.

Sincerely,

MARTIN COHEN                                               ROBERT H. STEERS
MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

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                                       4
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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                           NUMBER OF
                                                                             SHARES               VALUE
                                                                        ----------------       -----------
EQUITIES                                                 105.02%
      APARTMENT/RESIDENTIAL                              28.06%
            Associated Estates Realty Corp........................           165,300           $ 3,925,875
            Avalon Properties.....................................           109,700             3,153,875
            Camden Property Trust.................................           126,600             3,623,925
            Charles E. Smith Residential Realty...................            89,400             2,614,950
            Colonial Properties Trust.............................           127,900             3,884,962
            Columbus Realty Trust.................................           105,000             2,388,750
            Oasis Residential -- Preferred........................           210,200             5,438,925
            Pacific Gulf Properties...............................           124,000             2,418,000
            Summit Properties.....................................           164,700             3,643,988
            Wellsford Residential Property Trust..................           161,700             3,921,225
                                                                                               -----------
                                                                                                35,014,475
                                                                                               -----------
      HEALTH CARE                                         9.15%
            American Health Properties............................           154,900             3,698,237
            Health Care REIT......................................           144,900             3,550,050
            National Health Investors.............................            32,300             1,223,363
            Omega Healthcare Investors............................            88,800             2,952,600
                                                                                               -----------
                                                                                                11,424,250
                                                                                               -----------
      HOTEL                                                2.21%
            Innkeepers USA Trust..................................           199,100             2,762,513
                                                                                               -----------
      OFFICE                                               7.35%
            Brandywine Realty Trust...............................           100,000             1,950,000
            Cali Realty Corp......................................            83,400             2,574,975
            CarrAmerica Realty Corp...............................           158,900             4,647,825
                                                                                               -----------
                                                                                                 9,172,800
                                                                                               -----------
      OFFICE/INDUSTRIAL                                    3.76%
            Prentiss Properties Trust.............................            78,100             1,952,500
            Reckson Associates Realty Corp........................            64,800             2,737,800
                                                                                               -----------
                                                                                                 4,690,300
                                                                                               -----------
      SELF STORAGE                                         1.04%
            Sovran Self Storage...................................            41,700             1,303,125
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996

                                                                          NUMBER OF
                                                                            SHARES               VALUE
                                                                       ----------------       ------------
      SHOPPING CENTER                                   53.45%
         Community Center:                             28.32%
            Alexander Haagen Properties.........................              85,000          $  1,253,750
            Bradley Real Estate.................................             125,200             2,253,600
            Developers Diversified Realty Corp..................              63,500             2,357,438
            Federal Realty Investment Trust.....................             123,100             3,339,087
            Glimcher Realty Trust...............................             296,800             6,529,600
            Mid-America Realty Investments......................             128,300             1,218,850
            Pennsylvania Real Estate Investment Trust...........             235,700             5,745,187
            Price REIT..........................................             119,700             4,608,450
            Regency Realty Corp.................................              97,800             2,567,250
            Sizeler Property Investors..........................             103,800               999,075
            Vornado Realty Trust................................              53,700             2,819,250
            Western Investment Real Estate Trust................             127,200             1,653,600
                                                                                              ------------
                                                                                                35,345,137
                                                                                              ------------
         Factory Outlet:                                   4.03%
            Chelsea GCA Realty..................................              70,000             2,423,750
            Horizon Group.......................................              50,800             1,009,650
            Tanger Factory Outlet Centers.......................              58,700             1,592,238
                                                                                              ------------
                                                                                                 5,025,638
                                                                                              ------------
         Regional Mall:                                  21.10%
            CBL & Associates Properties.........................             100,400             2,597,850
            JP Realty...........................................             132,800             3,436,200
            Macerich Company....................................             150,800             3,939,650
            Simon DeBartolo Group...............................             194,500             6,029,500
            Taubman Centers.....................................             160,000             2,060,000
            The Mills Corp......................................             148,100             3,535,887
            Urban Shopping Centers..............................             163,200             4,732,800
                                                                                              ------------
                                                                                                26,331,887
                                                                                              ------------
               TOTAL SHOPPING CENTER............................                                66,702,662
                                                                                              ------------
               TOTAL EQUITIES (Identified
                  cost -- $108,007,510).........................                               131,070,125
                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

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                                       6

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996

                                                                             PAR
                                                                            AMOUNT               VALUE
                                                                       ----------------       ------------
CORPORATE BOND                                             1.60%
            Trizec Finance, Ltd. 10.875% 10/15/05
               (Identified cost -- $1,786,518)..................          $1,800,000          $  1,995,750
                                                                                              ------------
TOTAL INVESTMENTS (Identified cost -- $109,794,028)..... 106.62%                               133,065,875
LIABILITIES IN EXCESS OF OTHER ASSETS...................  (6.62%)                               (8,259,753)
                                                         -------                              ------------
            NET ASSETS (Equivalent to $16.87 per share
               based on 7,399,100 shares of capital
               stock outstanding)....................... 100.00%                              $124,806,122
                                                         -------                              ------------
                                                         -------                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

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                                       7
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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS:
      Investments in securities, at value (Identified cost -- $109,794,028) (Note 1)...............  $133,065,875
      Dividends receivable.........................................................................       821,448
      Interest receivable..........................................................................        41,946
      Unamortized organization costs and other assets (Note 1).....................................        31,268
                                                                                                     ------------
            Total Assets...........................................................................   133,960,537
                                                                                                     ------------
LIABILITIES:
      Loan payable (Notes 1 and 7).................................................................     8,464,636
      Payable for dividends declared...............................................................       498,447
      Investment advisory fees payable (Note 2)....................................................        69,255
      Interest payable (Notes 1 and 7).............................................................        41,259
      Administrative fees payable (Note 2).........................................................        19,787
      Accrued expenses and other liabilities.......................................................        61,031
                                                                                                     ------------
            Total Liabilities......................................................................     9,154,415
                                                                                                     ------------
NET ASSETS applicable to 7,399,100 shares of $.001 par value common stock outstanding (Note 4).....  $124,806,122
                                                                                                     ------------
                                                                                                     ------------
NET ASSET VALUE PER SHARE:
   ($124,806,122[div]7,399,100 shares of common stock outstanding).................................  $      16.87
                                                                                                     ------------
                                                                                                     ------------
MARKET PRICE PER SHARE:............................................................................  $      16.50
                                                                                                     ------------
                                                                                                     ------------
MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE.......................................         (2.19%)
                                                                                                     ------------
                                                                                                     ------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)..............................................................  $ 97,386,653
      Net unrealized appreciation on investments...................................................    23,271,847
      Accumulated net realized gain on investments sold............................................     4,147,622
                                                                                                     ------------
                                                                                                     $124,806,122
                                                                                                     ------------
                                                                                                     ------------

                       See notes to financial statements.
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                                       8

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

Investment Income (Note 1):
      Dividend income...............................................................................  $  8,459,566
      Interest income...............................................................................       267,073
                                                                                                      ------------
            Total Income............................................................................     8,726,639
                                                                                                      ------------
Expenses:
      Investment advisory fees (Note 2).............................................................       730,662
      Administrative fees (Note 2)..................................................................       208,762
      Transfer agent fees...........................................................................        60,718
      Interest expense (Notes 1 and 7)..............................................................        59,718
      Professional fees.............................................................................        48,026
      Custodian fees................................................................................        39,221
      Directors' fees and expenses (Note 2).........................................................        29,858
      Reports to shareholders.......................................................................        28,971
      Registration fees.............................................................................        16,170
      Amortization of organization expenses (Note 1)................................................        12,839
      Insurance.....................................................................................        10,407
      Miscellaneous.................................................................................         6,780
                                                                                                      ------------
            Total Expenses..........................................................................     1,252,132
            Reduction of Expenses (Note 6)..........................................................       (44,874)
                                                                                                      ------------
            Net Expenses............................................................................     1,207,258
                                                                                                      ------------
Net Investment Income...............................................................................     7,519,381
                                                                                                      ------------
Realized and Unrealized Gain on Investments:
      Net realized gain on investments..............................................................     2,177,775
      Net change in unrealized appreciation on investments..........................................    23,156,592
                                                                                                      ------------
            Net realized and unrealized gain on investments.........................................    25,334,367
                                                                                                      ------------
Net Increase in Net Assets Resulting From Operations................................................  $ 32,853,748
                                                                                                      ------------
                                                                                                      ------------

                       See notes to financial statements.
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                                       9

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FOR THE              FOR THE
                                                                        YEAR ENDED          YEAR ENDED
                                                                    DECEMBER 31, 1996    DECEMBER 31, 1995
                                                                    ------------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income.................................     $  7,519,381         $ 6,483,190
            Net realized gain (loss) on investments...............        2,177,775            (355,997)
            Net change in unrealized appreciation on invest-
               ments..............................................       23,156,592           2,265,610
                                                                    ------------------   -----------------
                  Net increase in net assets resulting from opera-
                     tions........................................       32,853,748           8,392,803
                                                                    ------------------   -----------------
      Dividends and Distributions from (Note 1):
            Net investment income.................................       (4,936,509)         (5,200,915)
            Net realized gain on investments......................         (369,955)                 --
            Tax return of capital.................................               --          (1,902,118)
                                                                    ------------------   -----------------
                  Total dividends and distributions...............       (7,472,921)         (7,103,033)
                                                                    ------------------   -----------------
                  Total increase in net assets....................       25,380,827           1,289,770
      Net Assets:
            Beginning of year.....................................       99,425,295          98,135,525
                                                                    ------------------   -----------------
            End of year...........................................     $124,806,122         $99,425,295
                                                                    ------------------   -----------------
                                                                    ------------------   -----------------

                       See notes to financial statements.
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                                       10

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                                                              Period Ended
                                                Year Ended           Year Ended           Year Ended          December, 31,
PER SHARE OPERATING PERFORMANCE:             December 31, 1996   December, 31, 1995   December, 31, 1994         1993(a)
------------------------------------------  -------------------  -------------------  -------------------  -------------------
Net asset value, beginning of year........         $ 13.44              $ 13.26              $ 13.30              $ 13.96(c)
                                                   -------              -------              -------              -------
    Net investment income.................            1.02                 0.88                 0.83                 0.18
    Net realized and unrealized gain
      (loss) on investments...............            3.42                 0.26                 0.01                (0.60)
                                                   -------              -------              -------              -------
         Total from investment
           operations.....................            4.44                 1.14                 0.84                (0.42)
                                                   -------              -------              -------              -------
Less dividends and distributions from:
    Net investment income.................           (0.67)               (0.70)               (0.47)               (0.18)
    Distributions in excess of net
      investment income...................           (0.00)               (0.00)               (0.00)               (0.03)
    Realized gain on investments..........           (0.34)               (0.00)               (0.00)               (0.00)
    Tax return of capital.................           (0.00)               (0.26)               (0.41)               (0.03)
                                                   -------              -------              -------              -------
         Total from dividends and
           distributions..................           (1.01)               (0.96)               (0.88)               (0.24)
                                                   -------              -------              -------              -------
         Net increase (decrease) in net
           asset value....................            3.43                 0.18                (0.04)               (0.66)
                                                   -------              -------              -------              -------
Net asset value, end of year..............         $ 16.87              $ 13.44              $ 13.26              $ 13.30
                                                   -------              -------              -------              -------
                                                   -------              -------              -------              -------
Market value, end of year.................         $ 16.50              $13.375              $12.375              $ 13.50
                                                   -------              -------              -------              -------
                                                   -------              -------              -------              -------
TOTAL MARKET VALUE RETURN(D)..............           32.37%              +16.38%               -2.32%               -8.48%
                                                   -------              -------              -------              -------
                                                   -------              -------              -------              -------
TOTAL NET ASSET VALUE RETURN(D)...........           34.68%               +9.14%               +6.45%               -4.26%(c)
                                                   -------              -------              -------              -------
                                                   -------              -------              -------              -------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of year (in
      thousands)..........................        $124,806              $99,425              $98,136              $98,388
                                                   -------              -------              -------              -------
                                                   -------              -------              -------              -------
    Ratio of expenses to average weekly
      net assets (before expense
      reduction)..........................            1.20%                1.25%                1.35%                1.22%
                                                   -------              -------              -------              -------
                                                   -------              -------              -------              -------
    Ratio of expenses to average weekly
      net assets (net of expense
      reduction)..........................            1.16%                1.23%                1.31%                1.15%(b)
                                                   -------              -------              -------              -------
                                                   -------              -------              -------              -------
    Ratio of net investment income to
      average weekly net assets (net of
      expense reduction)..................            7.21%                6.79%                6.19%                5.21%(b)
                                                   -------              -------              -------              -------
                                                   -------              -------              -------              -------
    Ratio of net investment income to
      average net assets (before expense
      reduction)..........................            7.16%                6.78%                6.14%                5.14%
                                                   -------              -------              -------              -------
                                                   -------              -------              -------              -------
    Portfolio turnover rate...............              31%                  51%                  65%                  16%
                                                   -------              -------              -------              -------
                                                   -------              -------              -------              -------
    Average Commission Rate(e)............         $0.0678                N/A                  N/A                  N/A
                                                   -------              -------              -------              -------
                                                   -------              -------              -------              -------

------------
 (a) For the period September 27, 1993 (Commencement of Operation) to December 31, 1993.
 (b) Annualized
 (c) Net of offering costs of $0.14 per share.
 (d) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of sales loads or brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
 (e) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                       See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until September 13, 1993 when it sold 7,100 shares of common stock for $100,110 to Cohen & Steers Capital Management, Inc. (the 'Adviser'). Investment operations commenced on September 27, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there have been no sales on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost unless the Board of Directors determines that this does not represent fair value.

     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Dividends and Distributions to Shareholders: Dividends from investment company taxable income are declared and paid monthly. A portion of the Fund's dividends may consist of amounts in excess of investment company taxable income derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $1,902,118 ($0.26 per share), for the year ended December 31, 1995, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1996, the Fund decreased paid-in capital by $69,022, decreased undistributed net investment income by $2,582,872 and increased accumulated net realized gain on investment securities sold by $2,651,894. These differences are primarily due to payment of distributions subject to capital loss carryforward.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations.

     Borrowings and Leverage: The Fund may borrow for leveraging purposes when an investment opportunity arises but the Adviser believes that it is not appropriate to liquidate any existing investments. The Fund will only borrow when the Adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the Fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the investment adviser to the Fund. The Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, computed weekly and payable monthly at an annual rate of 0.70% of the Fund's

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED) average weekly net assets. For the year ended December 31, 1996, the Fund incurred investment advisory fees of $730,662.

     Administrative Fees: Princeton Administrators, L.P., (the 'Administrator') serves as the administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in certain aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value weekly, prepares such figures for publication on a weekly basis, maintains certain books and records that are not maintained by the Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, and stockholder reports.

     Under the terms of the Administration Agreement, the Fund has agreed to pay a fee computed weekly and payable monthly, at an annual rate of 0.20% of the Fund's average weekly net assets subject to a monthly minimum of $12,500. For the year ended December 31, 1996, the Fund incurred administrative fees of $208,762.

     Director's Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services. Similarly, none of the Fund's officers received compensation from the Fund. For the year ended December 31, 1996, the Fund incurred directors' fees of $29,858.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 1996, purchases and sales of securities,
excluding  short-term  investments,  aggregated  $42,052,901  and   $33,059,036,
respectively.

     At December 31, 1996, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a Federal income tax basis, are as follows:

Aggregated cost............................................................  $105,646,401
                                                                             ------------
Gross unrealized appreciation..............................................  $ 28,092,164
Gross unrealized depreciation..............................................      (672,690)
                                                                             ------------
Net unrealized appreciation................................................  $ 27,419,474
                                                                             ------------
                                                                             ------------

NOTE 4. COMMON STOCK

     There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 7,399,100 shares of common stock outstanding at December 31, 1996, Cohen & Steers Capital Management, Inc. owned 8,864 shares.

NOTE 5. SUBSEQUENT EVENTS

     On January 2, 1997, the Board of Directors of the Fund declared a dividend of $0.08 per share payable on January 31, 1997, to shareholders of record on January 15, 1997.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 6. DIRECTED BROKERAGE ARRANGEMENT

     The Adviser directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $44,874 under this agreement.

NOTE 7. BORROWINGS

     The Fund has entered into a Line of Credit Agreement with State Street Bank & Trust Company for $15,000,000. At December 31, 1996, the par value of loans outstanding was $8,464,636 at an interest rate of 7.50%. During the year ended December 31, 1996, the average daily balance of loans outstanding was $2,734,232 at a weighted average interest rate of 6.40%. The maximum amount of loans outstanding at any time during the period was $8,464,636 as of December 31, 1996, which was 6.32% of total assets. The loan is collateralized by the Fund's portfolio.

NOTE 8. QUARTERLY DATA (UNAUDITED)

                                                                                      NET INCREASE
                                                             NET REALIZED AND          (DECREASE)
                        TOTAL                NET             UNREALIZED GAIN         IN NET ASSETS
                      INVESTMENT          INVESTMENT              (LOSS)               RESULTING           DIVIDENDS AND
QUARTERLY PERIOD        INCOME              INCOME            ON INVESTMENTS        FROM OPERATIONS        DISTRIBUTIONS
-----------------  ----------------   ------------------   --------------------   --------------------   ------------------
                               PER                  PER                   PER                    PER                   PER
FISCAL 1996         AMOUNT    SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE      AMOUNT     SHARE
-----------------  ---------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----
March 31......... $2,007,254  $0.27   $1,732,336   $0.23   $   435,758   $ 0.06   $ 2,168,094   $ 0.29   $1,775,760   $0.24
June 30..........  2,211,739   0.30    1,924,390    0.26     3,372,876     0.46     5,297,266     0.72    1,775,741    0.24
September 30.....  1,870,487   0.25    1,580,139    0.22     5,010,695     0.67     6,590,834     0.89    1,775,736    0.24
December 31......  2,637,159   0.36    2,282,516    0.31    16,515,038     2.23    18,797,554     2.54    2,145,684    0.29
                  ----------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----
                  $8,726,639  $1.18   $7,519,381   $1.02   $25,334,367   $ 3.42   $32,853,748   $ 4.44   $7,472,921   $1.01
                  ----------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----
                  ----------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----


                               PER                  PER                   PER                    PER                   PER
FISCAL 1995         AMOUNT    SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE      AMOUNT     SHARE
-----------------  ---------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----
March 31......... $1,667,686  $0.23   $1,362,753   $0.19   ($4,071,089)  ($0.55)  ($2,708,336)  ($0.36)  $1,775,751   $0.24
June 30..........  1,808,803   0.24    1,522,730    0.20     2,302,462     0.31     3,825,192     0.51    1,775,768    0.24
September 30.....  1,818,584   0.25    1,520,958    0.21     3,607,617     0.49     5,128,575     0.70    1,775,764    0.24
December 31......  2,363,515   0.32    2,076,749    0.28        70,623     0.01     2,147,372     0.29    1,775,750    0.24
                  ----------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----
                  $7,658,588  $1.04   $6,483,190   $0.88   $ 1,909,613   $ 0.26   $ 8,392,803   $ 1.14   $7,103,033   $0.96
                  ----------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----
                  ----------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----

                       NET ASSETS AT
QUARTERLY PERIOD       END OF PERIOD
-----------------  ---------------------
                                   PER
FISCAL 1996           AMOUNT      SHARE
-----------------  ------------   ------
March 31.........  $ 99,817,629   $13.49
June 30..........   103,339,154    13.97
September 30.....   108,154,252    14.62
December 31......   124,806,122    16.87
                                   PER
FISCAL 1995           AMOUNT      SHARE
-----------------  ------------   ------
March 31.........  $ 93,651,438   $12.66
June 30..........    95,700,862    12.93
September 30.....    99,053,673    13.39
December 31......    99,425,295    13.44

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Cohen & Steers Total Return Realty Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Total Return Realty Fund, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 27, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Total Return Realty Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from September 27, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.


                                                        COOPERS & LYBRAND L.L.P.


New York, New York
February 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

     The Fund has a Dividend Reinvestment Plan (the 'Plan'). Each shareholder may elect to have all distributions of dividends and capital gains automatically reinvested in additional shares by State Street Bank & Trust Company (the 'Plan Agent'), as agent for shareholders pursuant to the Plan. The Plan Agent will effect purchases of shares under the Plan in the open market. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account, or the Plan Agent will sell the participant's shares and send the participant the proceeds less a service fee and brokerage commissions.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     If shares are held in the name of a brokerage firm, bank, or other nominee, shareholders should contact the nominee to see if it will participate in the Plan on their behalf. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they should request to reregister shares in their own name, which will enable participation in the Plan.

     The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

     The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at State Street Bank and Trust Co., P.O. Box 8200, Boston, MA 02266-8200 (telephone 800-426-5523).

                             ADDITIONAL INFORMATION

     During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with the investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

--------------------------------------------------------------------------------
                                       18

                              COHEN & STEERS
                         TOTAL RETURN REALTY FUND
                             757 THIRD AVENUE
                            NEW YORK, NY 10017



                                  [LOGO]



                               ANNUAL REPORT
                             DECEMBER 31, 1996